EXHIBIT 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report, dated July 26, 2000, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements (File Nos. 333-38619 and 333-36998).


                                           /s/Arthur Andersen LLP
                                           ----------------------

Jackson, Mississippi
September 26, 2000